SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                                               (X)
Filed by a Party other than the Registrant              (   )

Check the appropriate box:

(  )           Preliminary Proxy Statement
(  )           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CALIFORNIA NEWS TECH, INC.
(Name of Registrant as Specified in its Charter)

________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(X)	No fee required
(  )           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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( )
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CALIFORNIA NEWS TECH, INC.
529 Buchanan Street
San Francisco, CA 94102

June 7, 2005

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of California News Tech, Inc., which will be held on Saturday, June 18, 2005 at 1:30 p.m., Pacific Standard Time at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

I would like to express my appreciation for your continued interest in the affairs of the Company.

                                                                                                                             Sincerely,

                                                                                              /s/ Marian Munz
                                                                                                                                  Marian Munz
                                                                                                                                  President, Chief Executive Officer & Director

CALIFORNIA NEWS TECH, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 7, 2005

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of California News Tech., Inc. (the "Common Stock") will be held at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109 on June 18, 2005 at 1:30 p.m., Pacific Standard Time, for the following purposes:

1.	To elect directors;

2.	To approve changes in the composition of the compensation program for internal officers of the corporation who served without compensation through October 2004; and

3.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on May 23, 2005 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marian Munz
      Marian Munz
      President, Chief Executive Officer & Director

June 7, 2005

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

CALIFORNIA NEWS TECH, INC.
529 Buchanan Street
San Francisco, CA 94102

June 7, 2005

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD JUNE 18, 2005

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CALIFORNIA NEWS TECH OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This Proxy Statement, which was first mailed to shareholders on or about June 7, 2005, is furnished in connection with the solicitation of proxies by the Board of Directors of California News Tech, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the “Annual Meeting”), which will be held at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109 on June 18, 2005 at 1:30 p.m., Pacific Standard Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be born by the Company.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on May 23, 2005 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.003 par value per share (“Common Stock”) are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On May 23, 2005 there were an aggregate of 2,756,333 shares of Common Stock outstanding and entitled to vote, held of record by approximately 80 shareholders.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by California News Tech, Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. California News Tech, Inc. will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. California News Tech, Inc. will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. California News Tech, Inc. has spent approximately $3,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that California News Tech, Inc. will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding California News Tech, Inc.’s proxies and related materials may be directed in writing to the Chief Executive Officer, Mr. Marian Munz, California News Tech., Inc., 825 Van Ness Ave., Suite 406-407, San Francisco, California 94109.

VOTE REQUIRED

The presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented, but no other business shall be transacted at such meeting. The stockholders present at this duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. All action taken by the holders of a majority of the votes cast, excluding abstentions, provided a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising California News Tech, Inc. in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

STOCKHOLDER PROPOSALS

For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until that person’s successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominees will be available for election, but if not, it is intended that such proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancy.

Nominees

Name	Age
Mr. Marian Munz	48
Mr. Robert C. Jaspar	64
Mr. Dave Dunn	63
Mr. David A. Hotchkiss, Ph.D	50

Mr. Marian Munz is our President, Chief Executive Officer and a Director. Mr. Munz has held those positions since our inception on January 22, 1999. Mr. Munz also serves as a consultant to California News Tech. Since March of 1997, Mr. Munz has been the president of Strategic Information Technology Int’l., a California company that developed software for internet based applications and provided information Technology consulting services to companies such as: Sun Microsystems, Apple Computer, SBC Communications and others. Mr. Munz owns 100% of Strategic Information Technology Int’l., Inc. and there is no affiliation between this company and California News Tech. Mr. Munz holds an M.S. in Information Systems from Golden Gate University in San Francisco.

Mr. Robert C. Jaspar is our Secretary, Chief Financial Officer and a Director. Mr. Jaspar has held these positions since April, 1999. Mr. Jaspar also serves as a consultant to California News Tech. From June of 1996 to March of 2000, Mr. Jaspar worked for GE Capital-IT Solutions, the national reseller of computer systems and related services to major corporations and government agencies, first as Regional Controller and Financial Manager for the Western US, and then as the Director of Regional Service Operations. Mr. Jaspar previously worked for Siemens Medical Systems as its Assistant Corporate Controller and Manager of Finance and Accounting. From 1993 to 1994, in a consulting role as Director of Accounts Receivable for Vanstar Corp., Mr. Jaspar reorganized their national Accounts Receivable organization and reduced their accounts receivable average collection period 24% in seven months. Mr. Jaspar holds and Executive M.B.A in finance from Saint Mary’s College, and a B.A. in Business Administration and Accounting from the California State University.

Mr. Dave Dunn, Director, is founder and CEO of e-agency, Inc., the award-winning interactive marketing communications firm located in San Francisco Bay Area. He has spent more than 30 years as a branding professional working for start-ups, Fortune 500 firms and non-profit organizations. Mr. Dunn’s first branding experience started in graduate school when he co-founded Re-Con Systems which went public in February, 1969. He started his business career working for J. Walter Thompson Advertising in its New York office. His agency career also includes stints at Dancer, Fitzgerald & Sample and the San Francisco office of Saatchi & Saatchi, where he was a director and senior vice president responsible for the Hewlett-Packard advertising account. He has gained experience with more than two dozen brands of some of the nation’s largest consumer packaged-goods companies. His experience includes new product introductions, brand building and brand restaging for General Foods, Georgia-Pacific, Warner Lambert, KFC, Cheesborough-Ponds, Heublein, Seagrams and Foster Farms. In 2002, Mr. dunn was honored as the “Entrepreneur of the Year” by the Oakland Metropolitan Chamber of Commerce. Mr. Dunn is a graduate of Stanford University and has an MBA from the Wharton School of Finance and Commerce.

David A. Hotchkiss, Ph.D is a Director. Dr. Hotchkiss is a Principal Program Manager for Kaiser Permanente in the information technology division where he provides portfolio and program management for all financial services, programs and projects. He started in this position in February, 2003. From 2001 to 2002, Dr. Hotchkiss served as Vice President of Operations for A&G Electric & communications where he led both divisions of this privately held company. He developed operating standards, the five-year business plan, negotiated contracts and oversaw all projects. During 2001, Dr. Hotchkiss also served as a director of A&G Electric & communication, Inc. From December of 2000 to May of 2001, Dr. Hotchkiss worked for Agency.com as its Regional Vice President of Operations and Project Management for the San Francisco Region. From August of 1999 to July of 2000, Dr. Hotchkiss worked for iXL, Inc. as the Vice President of Project Management and Process, where he oversaw all regional projects, developed project manager skills, and developed standard processes for delivering projects. Dr. Hotchkiss worked for KPMG Peat Marwick LLP from October of 1997 to May of 1999 as a Senior Manager and worked in the capacity as Director of Project Management, where he established a newly created project management department for government services projects. Dr. Hotchkiss holds a Ph.D. from De La Salle University.

Significant Employees

The Company does not have any significant employees other than our President and Chief Executive Officer, Mr. Marian Munz and our Secretary and Chief Financial Officer, Mr. Robert Jaspar.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best knowledge of the Company, during the past five years, none of the following occurred with respect to a present or former director or executive officer: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Certain Relationships and Related Transactions

None of the Company’s directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of its outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. As best the Company was able to determine, there have been no persons who have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2004:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Marian Munz, President, Chief Executive Officer and Director	0	0	1
Robert C. Jaspar Secretary, Chief Financial Officer and Director	0	0	1
John T. Arkoosh Director	0	0	1
David A. Hotchkiss Director	0	0	1
Martin Barrs Former Chief Technology Officer and Director	0	0	1

Audit Committee

We do not have a separately-designated standing audit committee. The entire board of directors is acting as our audit committee under the direction of one of our independent directors.

Information Regarding the Board

The Company's Board of Directors (the “Board”) has two Committees, the Compensation & Benefits Committee and the Audit Committee / Sarbanes Oxley Compliance Committee. Both of these committees are headed by Dr. David Hotchkiss. The Board met one time during the last fiscal year. In addition, the Board signed several written consents to act without meeting as issues were raised during the fiscal year. The current Board includes Mr. Marian Munz, Mr. Robert Jaspar Mr. John T. Arkoosh and Dr. David Hotchkiss. Mr. John T. Arkoosh will be resigning effective as of the date of the shareholder’s meeting.

Executive Compensation

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Warrants & Options (#)	LTIP payouts ($)	All Other Compensation ($)
Marian Munz	President, CEO and Director	2004 2003 2002	6,000 15,000 0	0 0 0	0 0 0	0 0 0	20,000 22,000 0	0 0 0	0 0 0
Robert C. Jaspar	Secretary, CFO, and Director	2004 2003 2002	5,000 36,000 36,000	0 0 0	0 0 0	0 0 0	20,000 58,000 41,000	0 0 0	0 0 0
John T. Arkoosh	Director & Former VP	2004 2003 2002	0 0 48,000	0 0 0	0 0 0	0 0 0	34,000 22,000 17,500	0 0 0	0 0 0
David A. Hotchkiss	Director	2004 2003 2002	0 0 n/a	0 0 n/a	0 0 n/a	0 0 n/a	34,000 22,000 n/a	0 0 n/a	0 0 n/a

Stock Option Grants and Incentive Stock Options

Effective March 1, 2004, the plan for granting of options to directors was modified. We granted each of our external directors’ options to purchase 12,000 shares of common stock at an exercise price of $1.00 per share. These options are to vest at the rate of 1,000 shares per month, for each month of service beginning March 1, 2004, for a period of 12 months. In addition, we granted each director options to purchase up to 25,000 shares of common stock per year for attendance and participation in director meetings. These options will vest at the rate of 5,000 shares per meeting, up to a maximum of 5 meetings per calendar year, for each meeting beginning January 1, 2004.

The following table summarizes the grants of stock options that were made to Directors and Officers over the last three fiscal years:

Name	Number of Options	Exercise Price	Year
John T. Arkoosh Sr.	34,000 22,000 17,500	$1.00 $1.00 $1.00	2004 2003 2002
Martin Barrs	20,000 33,000 100,000	$1.00 $1.00 $0.80	2004 2003 2002
Robert J. Jaspar	20,000 58,000 41,000	$1.00 $1.00 $1.00	2004 2003 2002
Marian Munz	20,000 22,000 0	$1.00 $1.00 0	2004 2003 2002
David Hotchkiss	34,000 22,000	$1.00 $1.00	2004 2003

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information regarding the beneficial ownership of our shares of common stock at March 28, 2005 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Marian Munz 825 Van Ness Ave., Suite 406-407 San Francisco, California, 94109	693,667 [1]	34.9% [5]
Common	Robert Jaspar 825 Van Ness Ave., Suite 406-407 San Francisco, CA 94109	59,267 [2]	7.5% [6]
Common	John T. Arkoosh 3415 Klamath Woods Place Concord, CA 94518	238,333 [3]	11.7% [7]
Total of all directors and executive officers		991,267	54.1%

Common	Emmanuel D. Agorastos 2301 Broadway, #303 San Francisco, California 94115	149,499 [4]	5.4%
Common	Howard F. Fine & Carol M. Fine, Trustees of the Fine 1988 Revocable Trust 33 Jordan Ave. San Francisco, California 94118	400,000	18.1% [8]
Common	Gary Schell 21795 - 64th Ave. Langley, BC, Canada V2Y 2N7	500,000	18.1%

The percent of class is based on 2,756,333 shares of common stock issued and outstanding as of May 23, 2005.

As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

1.	Includes 25,000 shares held by an immediate family member sharing the same household
2.	Includes 21,667 shares held by an immediate family member sharing the same household.
3.	Includes 183,333 shares held by an immediate family member sharing the same household. Also includes 5,000 shares held by a limited liability company for which Mr. Arkoosh is the beneficial owner
4.	Includes 11,999 shares held by an immediate family member sharing the same household.
5.	Included in the calculation of the percentage of beneficial ownership are 242,000 options and 25,000 warrants exercisable within 60 days.
6.	Included in the calculation of the percentage of beneficial ownership are 144,000 options and 5,000 warrants exercisable within 60 days.
7.	Included in the calculation of the percentage of beneficial ownership are 73,500 options and 10,000 warrants exercisable within 60 days.
8.	Included in the calculation of the percentage of beneficial ownership are 100,000 warrants exercisable within 60 days

Securities Authorized for Issuance Under Compensation Plans

We currently do not have any equity compensation plans in place. A compensation plan is being presented at the Annual Meeting for the approval of the shareholders to compensate those officers who serve the company with only minimum cash remuneration.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES, MARIAN MUNZ, ROBERT C. JASPAR, DAVE DUNN AND DR. DAVID A. HOTCHKISS. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR MARIAN MUNZ, ROBERT C. JASPAR, DAVE DUNN AND DR. DAVID A. HOTCHKISS.

CHANGES IN COMPENSATION PLAN FOR INTERNAL OFFICERS

The Compensation and Benefits Committee met on March 7, 2005. The goals of this meeting were to 1) determine compensation for certain officers for 2005, 2) determine CEO’s bonus for past year’s performance, 3) consider additional compensation for certain officers for last year and 4) consider other items of interest. The following are the recommendations of the Committee.

1.
Compensation for the Company’s officers for 2005. In accordance with the compensation and Benefits Policy the Committee recommends the following base pay compensation level for calendar year 2005 be paid in company stock. No cash will be provided since the level of $900,000 in company funding has yet to be achieved.

•	President/CEO: Total compensation equivalent to $120,000 to be provided in the following manner:
•	Cash: $3,000 per month for a total cash payment of $36,000.
•	Stock Options: $84,000 in stock options, to be vested and exercisable when stock price reaches $2.00 per share.
•	Per your direction, executive compensation will be a 1099 transaction. The recipient will be solely responsible for all taxes and other encumbrances required by law.

•	Chief Financial Officer: Total compensation equivalent to $90,000 to be provided in the following manner:
•	Cash: $2,500 per month for a total cash payment of $30,000.
•	Stock Options: $60,000 in stock options, to be vested and exercisable when stock price reaches $2.00 per share.
•	Per your direction, executive compensation will be a 1099 transaction. The recipient will be solely responsible for all taxes and other encumbrances required by law.

•	Chief Information Officer: As an open position, the Committee has deferred a recommendation on this position.

•
Company officers and employees will not receive any fringe benefits such as, but not limited to, medical coverage, dental coverage, retirement plan or any other benefit identified in the Compensation and Benefit Policy but will be entitled to paid time off in accordance with Article 7.2 of the Compensation and Benefits Policy.

2.
Recognition and Incentive Program 2004 Bonus Pay. Based on the criteria set forth in this committee’s memorandum of May 17, 2004, Subject: 2004 Annual Goals and Objectives, the Committee is not recommending any bonus be paid to the President/CEO. Further, no bonuses for any company officer are recommended for 2004.

3.
One-time Recognition Award. The Committee has determined that while no bonuses should be paid for last year’s performance, the officers of the Company should receive a one-time recognition for the uncompensated work for last year. The following are the recommendations.

•	President/CEO: $ 75,000 in stock options to be vested and exercisable when stock price reaches $3.00/share
•	CFO: $ 75,000 in stock options to be vested and exercisable when stock price reaches $3.00/share

4.
Director Compensation. The Committee has considered the issue of compensation for the members of the Board. The Committee recommends that stock options be paid to the Directors. The following compensation levels shall apply.

A.	Company Officers
•	$1,250 stock options per month to be awarded at the end of each month for a total of $15,000 in shares per year.
•	No stock options for Board meetings shall be paid
•	For a total of $15,000 in stock options
•	Stock options to be vested and exercisable when stock price reaches $2.00/share

B.	Independent Directors
•	$5,000 in stock options per Board meeting for a limit of 5 meetings for an annual total of $25,000 in stock options to be awarded the week ending each Board meeting.
•	$1,250 in stock per month for 12 months per calendar year to be awarded at the end of each month for a total of $15,000 in shares.
•	For a total of $40,000 in stock options per year per Independent Director.
•	Stock options to be vested and exercisable when stock price reaches $2.00/share

C.	Conditions
•	It is a requirement that all stock options provided herein be duly registered within ten (10) days of award, subject to the availability of sufficient financing to complete the registration.

D.	Bonus Award
•	A bonus of 15,000 stock options per director shall be awarded when the stock’s price reaches $3.00/share

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE CHANGES IN COMPENSATION PLAN FOR INTERNAL OFFICERS. PROXIES SOLICITED BY CALIFORNIA NEWS TECH WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

Independent Public Accountants

Jewell and Langsdale audited the balance sheets of California News Tech as of December 31, 2004 and 2003 and the related statements of operations, shareowners’ investment, and cash flows for each of the three years in the period ended December 31, 2004.

Audit Fees

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2003 and 2004 were $8,325 and approximately $8,500 respectively.

Audit-Related Fees

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2004 and 2003.

All Other Fees

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2004 and 2003 were $0 and $0 respectively.

Forward-Looking Statements

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on California News Tech’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. California News Tech does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

California News Tech is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. California News Tech files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors

/s/ Marian Munz
      Marian Munz
      President, Chief Executive Officer & Director

CALIFORNIA NEWS TECH
PROXYFOR ANNUAL MEETING OF THE SHAREHOLDERS OF CALIFORNIA NEWS TECH.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MR. MARIAN MUNZ with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 825 Van Ness Avenue, 4th Floor, San Francisco, California 94109 on June 18, 2005 at 1:30 p.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated [X]  Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

1.           Election of Directors: Marian Munz, Robert C. Jaspar, Dave Dunn, David A. Hotchkiss

FOR Election of director	NOT FOR Election of director	Abstain
[_]	[_]	[_]

              Except vote withheld from following nominee listed above.

              ___________________________                       ________________________

2.           Approve Changes in Compensation Program

FOR Changes in Compensation Program	NOT FOR Changes in Compensation Program	Abstain
[_]	[_]	[_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY VIA MAIL OR FAX to 415-738-6035. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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Signature                                                      Date                   Signature                                                    Date

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